UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378

Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

800-742-3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2025 Annual Meeting of Stockholders of Stardust Power, Inc. (the “Company”) held on June 9, 2025, the Company’s stockholders voted upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The stockholders elected each of the individuals set forth below to the Board of Directors of the Company (the “Board”) to serve a one-year term expiring at the Company’s 2026 annual meeting of stockholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Roshan Pujari	39,824,281	63,384	350,206	6,457,054
Anupam Agarwal	39,816,406	68.859	352,606	6,457,054
Martyn Buttenshaw	39,822,701	66,767	348,403	6,457,054
Charlotte Nangolo	39,816,740	70,284	350,847	6,457,054
Mark Rankin	39,839,073	47,842	350,956	6,457,054
Michael Earl Cornett Sr.	39,839,451	47,646	350,956	6,457,054
Sudhindra Kankanwadi	39,817,758	69,207	350,906	6,457,054

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of KNAV CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,123,756	206,127	365,042	-

Proposal 3: Reverse Stock Split

The stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1 for 10 to 1 for 100, with the exact ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,825,205	508,447	361,273	-

Proposal 4: Approval of Issuance of Common Stock upon Exercise of Certain Warrants in Accordance with the Nasdaq Listing Rule 5635(d)

The stockholders approved the issuance of up to an aggregate of 9,584,000 shares of the Company’s Common Stock issuable upon the exercise of certain warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d), with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,765,068	129,658	343,145	6,457,054

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARDUST POWER INC.

	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer
Dated: June 10, 2025